Exhibit 10




     AMENDMENT NO. 1 dated as of March 16, 2001 (this "Amendment"), to the Amended and Restated Credit Agreement dated as of March 29, 2000 (the "Credit Agreement"), among Hanger Orthopedic Group, Inc. (the "Borrower"), the lenders party thereto (the "Lenders"), The Chase Manhattan Bank, as administrative agent (in such capacity, the "Administrative Agent"), collateral agent (in such capacity, the "Collateral Agent") and issuing bank (in such capacity, the "Issuing Bank"), Bankers Trust Company, as syndication agent (in such capacity, the "Syndication Agent"), and BNP Paribas, formerly known as Paribas, as documentation agent (in such capacity, the "Documentation Agent").

     A. Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended and agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein.

     B. The Borrower has requested that certain provisions of the Credit Agreement be amended as set forth herein.

     C. The Required Lenders and the Required Term Lenders (as defined below) are willing so to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

     D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement. As used herein, "Required Term Lenders" shall mean Lenders holding more than 50% of the aggregate outstanding principal amount of each of the Tranche A Term Loans and the Tranche B Term Loans.

     Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Amendment to Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended as follows:

     (a) The definition of "Applicable Rate" is hereby amended and restated in its entirety to read as follows:

     "Applicable Rate" means (a) with respect to any Loan, for each day on which the Senior Leverage Ratio exceeds 3.50 to 1.00, 0.25% per annum plus (b) for any day (i) with respect to any Tranche B Term Loan, (A) 3.25% per annum, in the case of an ABR Loan, or (B) 4.25% per annum, in the case of a Eurodollar Loan, and (ii) with respect to any Revolving Loan or Tranche A Term Loan or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption "ABR Spread", "Eurodollar Spread" or "Commitment Fee Rate", as the case may be, based upon the Leverage Ratio as of the most recent determination date:

      =====================================================================
                                          ABR     Eurodollar     Commitment
             Leverage Ratio:            Spread      Spread        Fee Rate
      ---------------------------------------------------------------------
              Category 1

       Greater than or equal to          2.25%       3.25%          0.50%
             4.00 to 1.00
      ---------------------------------------------------------------------
              Category 2

       Greater than or equal to          2.00%       3.00%          0.50%
      3.50 to 1.00 but less than
             4.00 to 1.00
      ---------------------------------------------------------------------
              Category 3

       Greater than or equal to          1.75%       2.75%         0.375%
      3.00 to 1.00 but less than
             3.50 to 1.00
      ---------------------------------------------------------------------
              Category 4

        Less than 3.00 to 1.00           1.50%       2.50%         0.375%
      =====================================================================


     For purposes of the foregoing, (i) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Borrower's fiscal year based upon the Borrower's consolidated financial statements delivered pursuant to Section 5.01(a) or (b) and

(ii) each change in the Applicable Rate resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that the Leverage Ratio shall be deemed to be in Category 1 (a) at any time that an Event of Default has occurred and is continuing or (b) at the option of the Administrative Agent or at the request of the Required Lenders, if the Borrower fails to deliver the consolidated financial statements required to be delivered by it pursuant to
Section 5.01(a) or (b), during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered.

     (b) The definition of "Consolidated EBITDA" is hereby amended by:

          (i) replacing the word "and" immediately prior to clause (v) of the definition with a comma and adding a new clause (a)(vi) as set forth below, provided, however, that this amendment shall be disregarded and shall have no force and effect in determining the Applicable Rate under the Credit
     Agreement:

                 and (vi) to the extent not included in clause (iv), the following charges (A) for the fiscal year ended December 31, 2000: (aa) an amount up to $300,000 for severance costs;
                 (bb) an amount up to $1,088,000 for integration expenses,
                 (cc) an amount up to $1,388,000 for acquisition adjustments and (dd) an amount up to $8,000,000 for general and administrative expenses associated with reductions in workforce; and (B) for the fiscal year ended December 31, 2001: (aa) an amount up to $6,000,000 for restructuring fees; (bb) an amount up to $2,400,000 for termination and severance costs and (cc) an amount up to $580,000 for non-recurring restructuring implementation costs.

     (c) A new definition of "Amendment No. 1" shall be added in the appropriate alphabetical order and shall read as follows:

                 "Amendment No. 1" shall have the meaning set forth in
                 Section 6.05(i).

     (d) A new definition of "Senior Leverage Ratio" shall be added in appropriate alphabetical order and shall read as follows:

                      "Senior Leverage Ratio" means, on any date, the ratio
                 of (a) Total Senior Indebtedness as of such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter of the Borrower most recently ended prior to such date).

     (e) A new definition of "Total Senior Indebtedness" shall be added in appropriate alphabetical order and shall read as follows:

                      "Total Senior Indebtedness" means, as of any date, (a)
                 Total Indebtedness as of such date minus (b) the portion of Total Indebtedness as of such date represented by (i) the Subordinated Notes and (ii) the Permitted Seller Notes to the extent subordinated by their terms to the prior payment of any interest on, principal of or other amount payable in respect of the Obligations.

     SECTION 2. Amendment of Section 2.01 of the Credit Agreement. Section 2.01 of the Credit Agreement is hereby amended by replacing the penultimate sentence thereof with the following:

                 Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans; provided, however, that the sum of the Revolving Exposures shall not exceed $90,000,000 at any time when the Senior Leverage Ratio is equal to or exceeds 4.50 to 1.00.

     SECTION 3. Amendment of Section 2.10(b) of the Credit Agreement. Section 2.10(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                      (b) In the event and on such occasion that the sum of
                 the Revolving Exposures (i) exceeds the total Revolving Commitments or (ii) exceeds, at any time when the Senior Leverage Ratio is equal to or exceeds 4.50 to 1.00, $90,000,000, the Borrower shall prepay Revolving Borrowings (or, if no such Borrowings are outstanding, deposit cash collateral in an account with the Administrative Agent pursuant to Section 2.04(j)) in an aggregate amount equal to such excess.

     SECTION 4. Amendment of Section 2.10(c) of the Credit Agreement. Section 2.10(c) of the Credit Agreement is hereby amended by deleting the period at the end thereof and adding a new proviso as follows:

                 ; provided, further that, in the case of Net Proceeds received by or on behalf of the Borrower or any Subsidiary not to exceed $15,000,000 in the aggregate from all future Prepayment Events described in clause (c) of the definition of "Prepayment Event", the Borrower may, immediately after such Net Proceeds are received, prepay Revolving Loans in an amount up to the aggregate amount of such Net Proceeds (which prepayment shall not permanently reduce the Revolving Commitments hereunder unless the Borrower shall elect to reduce such Commitments pursuant to Section 2.07(b)) .

     SECTION 5. Deletion of Section 5.14 of the Credit Agreement. Section 5.14 of the Credit Agreement is hereby deleted.

     SECTION 6. Amendment to Section 6.05(i) of the Credit Agreement. Section 6.05(i) of the Credit Agreement is hereby amended by deleting the period at the end thereof and adding a proviso as follows:

                 ; provided, further that no acquisitions contemplated under this clause (i) shall be permitted during the period following the effective date (other than those acquisitions which shall be consummated prior to such effective date) of Amendment No. 1 to this Agreement, which amendment shall be dated as of March 16, 2001, and entered into among the Borrower, the Administrative Agent and the Lenders party thereto ("Amendment No. 1"), through December 31, 2001.

     SECTION 7. Amendment to Section 6.12 of the Credit Agreement. Section 6.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                      SECTION 6.12. Interest Expense Coverage Ratio. The
                 Borrower will not permit the ratio of (a) Consolidated EBITDA to (b) Consolidated Cash Interest Expense, in each case for any period of four consecutive fiscal quarters ending during any period set forth below, commencing with the period of four consecutive fiscal quarters ending on December 31, 2000, to be less than the ratio set forth below opposite such period:


                              Period                                 Ratio

                 Quarter ending December 31, 2000                1.35 to 1.00
                 Quarter ending March 31, 2001                   1.25 to 1.00

                 Quarter ending June 30, 2001                    1.35 to 1.00
                 Quarter ending September 30, 2001               1.50 to 1.00
                 Quarter ending December 31, 2001                1.75 to 1.00
                 Quarter ending March 31, 2002                   2.00 to 1.00
                 Quarter ending June 30, 2002                    2.00 to 1.00
                 Quarter ending September 30, 2002               2.00 to 1.00
                 Quarter ending December 31, 2002                2.00 to 1.00
                 Thereafter                                      3.00 to 1.00

     SECTION 8. Amendment of Section 6.13 of the Credit Agreement. Section 6.13 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                      SECTION 6.13. Leverage Ratio. The Borrower will not
                 permit the Leverage Ratio as of any date to exceed the ratio set forth below opposite such date (or, if such date is not set forth below, the most recent of the dates set forth below):


                              Period                                 Ratio

                 December 31, 2000                               7.00 to 1.00
                 March 31, 2001                                  7.25 to 1.00
                 June 30, 2001                                   7.00 to 1.00
                 September 30, 2001                              6.50 to 1.00
                 December 31, 2001                               5.75 to 1.00
                 March 31, 2002                                  5.25 to 1.00
                 June 30, 2002                                   4.75 to 1.00
                 September 30, 2002                              4.50 to 1.00
                 December 31, 2002                               4.00 to 1.00
                 Each fiscal quarter end thereafter              3.25 to 1.00

     SECTION 9. Amendment to Section 6.14 of the Credit Agreement. Section 6.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                      SECTION 6.14. Consolidated Adjusted EBITDA/ Interest
                 Coverage Ratio. The Borrower will not permit the ratio of
                 (a) Consolidated Adjusted EBITDA to (b) Consolidated Cash Interest Expense, in each case for any period of four consecutive fiscal quarters ending on any date during any period set forth below, commencing with the period of four consecutive fiscal quarters ending on December 31, 2000, to be less than the ratio set forth below opposite such period:


                              Period                                 Ratio

                 Fiscal year ending December 31, 2000            1.05 to 1.00
                 Quarter ending March 31, 2001                   1.05 to 1.00
                 Quarter ending June 30, 2001                    1.10 to 1.00
                 Quarter ending September 30, 2001               1.20 to 1.00
                 Quarter ending December 31, 2001                1.50 to 1.00
                 Quarter ending March 31, 2002                   1.50 to 1.00
                 Quarter ending June 30, 2002                    1.75 to 1.00
                 Quarter ending September 30, 2002               2.00 to 1.00
                 Quarter ending December 31, 2002                2.25 to 1.00
                 Thereafter                                      2.50 to 1.00

     - SECTION 10. Amendment of Section 6.15 of the Credit Agreement. Section
6.15 of the Credit Agreement is hereby amended by deleting the figure "$7,500,000" set forth below the caption "Base Amount" opposite the fiscal year 2002 and inserting in lieu thereof the figure "$12,000,000".

     SECTION 11. Addition of New Section 6.16 to the Credit Agreement. A new
Section 6.16 shall be inserted after Section 6.15 of the Credit Agreement and shall read as follows:

                      SECTION 6.16. Senior Leverage Ratio. The Borrower will
                 not permit the Senior Leverage Ratio as of any date to exceed the ratio set forth below opposite such date (or, if such date is not set forth below, the most recent of the dates set forth below):


                             Period                                  Ratio

                 March 31, 2001                                  4.75 to 1.00
                 June 30, 2001                                   4.75 to 1.00
                 September 30, 2001                              4.50 to 1.00
                 December 31, 2001                               3.75 to 1.00
                 March 31, 2002                                  3.50 to 1.00
                 June 30, 2002                                   3.25 to 1.00

                 September 30, 2002                              3.00 to 1.00
                 December 31, 2002                               3.00 to 1.00
                 Each fiscal quarter end thereafter              3.00 to 1.00

     SECTION 12. Permitted Assets Sales. Notwithstanding anything to the contrary contained in the Credit Agreement, as amended, including without limitation Section 6.04 thereof, or any other Loan Document, the Borrower and/or its Subsidiaries may sell its pre-fabrication (SOGI) business and warehouse/distributions (SPS) business, so long as such sales are made for fair value as determined by the Board of Directors of the Borrower and solely for cash and so long as the Net Proceeds therefrom are applied in accordance with
Section 2.10.

     SECTION 13. Amendment Fee. In consideration of the agreements of the Lenders contained herein, the Borrower agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment prior to 12:00 noon, New York City time, on March 16, 2001, an amendment fee (the "Amendment Fee") equal to 0.375% of the sum of (a) the outstanding Term Loans of such Lender and (b) the Revolving Commitment (whether used or unused) of such Lender; provided that the Borrower shall not be required to pay the Amendment Fee unless this Amendment becomes effective as provided in
Section 15 hereof. The Amendment Fee shall be payable in immediately available funds on the Amendment Effective Date (as defined below). Once paid, the Amendment Fee shall not be refundable.

     SECTION 14. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each other party hereto that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

     SECTION 15. Conditions to Effectiveness. This Amendment shall become effective at such time (the "Amendment Effective Date") as (i) the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of the Borrower, the Required Lenders and the Required Term Lenders, (ii) the Administrative Agent shall have received the Amendment Fee and (iii) all reasonable fees, disbursements and other charges of Cravath, Swaine & Moore, counsel to the Administrative Agent, and all other reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the Loan Documents or the transactions contemplated thereby, for which invoices shall have been submitted to the Borrower on or prior to the date hereof, shall have been paid. Without limiting the foregoing, the amendments set forth herein that affect the interest rates under the Credit Agreement shall apply to all Loans outstanding on or after the Amendment Effective Date from and including the Amendment Effective Date.

     SECTION 16. Effect of Amendment and Waiver. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Lenders, the Issuing Bank, the Collateral Agent, the Syndication Agent, the Documentation Agent or the Administrative Agent under the Credit Agreement, as amended by this Amendment, or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, as amended by this Amendment, or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, as amended by this Amendment, or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement set forth herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

     SECTION 17. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

     SECTION 18. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 19. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.


                                            HANGER ORTHOPEDIC GROUP, INC.,

                                            by   /s/  Dennis T. Currier
                                               ---------------------------------
                                                 Name: Dennis T. Currier
                                                 Title: Interim C.F.O


                                            THE CHASE MANHATTAN BANK,
                                            individually and as Administrative
                                            Agent, Lender, Issuing Bank and
                                            Collateral Agent,

                                            by   /s/  Stephen P. Rochford
                                               ---------------------------------
                                                 Name: Stephen P. Rochford
                                                 Title: Vice President


                                            BANKERS TRUST COMPANY, individually
                                             and as Syndication Agent,

                                            by   /s/  Scottye D. Lindsey
                                               ---------------------------------
                                                 Name: Scottye d. Lindsey
                                                 Title: Vice President


                                            BNP PARIBAS,

                                            by   /s/  Darryl M. Monasebian
                                               ---------------------------------
                                                 Name: Darryl M. Monasebian
                                                 Title:   Director, Merchant
                                                          Banking Group

                                            by   /s/  Douglas R. Gouchoe
                                               ---------------------------------
                                                  Name: Douglas R. Gouchoe
                                                  Title:   Managing Director

                                            REGIMENT CAPITAL, LTD.,
                                            By: Regiment Capital Management, LLC
                                                as its Investment Advisor
                                            By: Regiment Capital Advisors, LLC
                                                its Manager and pursuant to
                                                delegated authority

                                            by   /s/  Timothy Peterson
                                               ---------------------------------
                                                 Name: Timothy Peterson
                                                 Title: President


                                            HELLER FINANCIAL, INC.,

                                            by   /s/  Linda W. Wolf
                                               ---------------------------------
                                                 Name: Linda W. Wolf
                                                 Title: Senior Vice President


                                            PINEHURST TRADING, INC.,

                                            by   /s/  Ann E. Morris
                                               ---------------------------------
                                                 Name: Ann E. Morris
                                                 Title: Assistant Vice President


                                            COMERICA BANK,

                                            by   /s/  Bradley A. Terryn
                                               ---------------------------------
                                                 Name: Bradley A. Terryn
                                                 Title:   First Vice President


                                            SCOTIABANC INC.,

                                            by   /s/  W.J. Brown
                                               ---------------------------------
                                                 Name: W.J. Brown
                                                 Title:  Managing Director

                                            ABN AMRO BANK, N.V.,

                                            by   /s/  Juliette Mound
                                               ---------------------------------
                                                 Name: Juliette Mound
                                                 Title:   Vice President

                                            by   /s/  Dean P. Giglio
                                               ---------------------------------
                                                 Name: Dean P. Giglio
                                                 Title:   Vice President


                                            UNION BANK OF CALIFORNIA, N.A.,

                                            by   /s/  Cecilia M. Valente
                                               ---------------------------------
                                                 Name: Cecilia M. Valente
                                                 Title:   Senior Vice President


                                            FIRST DOMINION FUNDING III,

                                            by   /s/  Andrew H. Marshak
                                               ---------------------------------
                                                 Name: Andrew H. Marshak
                                                 Title:   Managing Director


                                            ALLSTATE INSURANCE COMPANY,

                                            by   /s/  Jerry D. Zinkula
                                               ---------------------------------
                                                 Name: Jerry D. Zinkula
                                                 Title: Authorized Signatory

                                            by   /s/  Patricia w. Wilson
                                               ---------------------------------
                                                 Name: Patricia w. Wilson
                                                 Title: Authorized Signatory

                                            ALLSTATE LIFE INSURANCE COMPANY,

                                            by   /s/  Jerry D. Zinkula
                                               ---------------------------------
                                                 Name: Jerry D. Zinkula
                                                 Title:   Authorized Signatory

                                            by   /s/  Patricia D. Wilson
                                               ---------------------------------
                                                 Name: Patricia D. Wilson
                                                 Title: Authorized Signatory


                                            FLEET NATIONAL BANK,

                                            by   /s/  Claire E. Keady
                                               ---------------------------------
                                                 Name: Claire E. Keady
                                                 Title: Assistant Vice President


                                            ELC (CAYMAN) LTD. 2000-1,

                                            by   /s/  Joseph H. Towell
                                               ---------------------------------
                                                 Name: Joseph H. Towell
                                                 Title:   Senior Vice President


                                            APEX (IDM) CDO I, LTD.,

                                            by   /s/  Joseph H. Towell
                                               ---------------------------------
                                                 Name: Joseph H. Towell
                                                 Title:   Senior Vice President


                                            ELC (CAYMAN) LTD. CDO SERIES 1999-1,

                                            by   /s/  Joseph H. Towell
                                               ---------------------------------
                                                 Name: Joseph H. Towell
                                                 Title:   Senior Vice President

                                            STANFIELD CLO LTD.,
                                            By: Stanfield Capital Partners LLC
                                                as its Collateral Manager

                                            by   /s/  Christopher A. Bondy
                                               ---------------------------------
                                                 Name: Christopher A. Bondy
                                                 Title:   Partner


                                            NATIONAL BANK OF CANADA,

                                            by   /s/  Michael J. Berkheimer
                                               ---------------------------------
                                                 Name: Michael J. Berkheimer
                                                 Title:   Vice President

                                            by   /s/  R.A. Incorvati
                                               ---------------------------------
                                                 Name: R.A. Incorvati
                                                 Title:   Vice President


                                            PROVIDENT BANK OF MARYLAND,

                                            by   /s/  Jennifer L. Kissner
                                               ---------------------------------
                                                 Name: Jennifer L. Kissner
                                                 Title: Assistant Vice President


                                            DEBT STRATEGIES FUND, INC.,

                                            by   /s/  Colleen M. Cunniffe
                                               ---------------------------------
                                                 Name: Colleen M. Cunniffe
                                                 Title:   Authorized Signatory

                                            MASTER SERIES FLOATING RATE TRUST,

                                            by   /s/  Colleen M. Cunniffe
                                               ---------------------------------
                                                 Name: Colleen M. Cunniffe
                                                 Title:   Authorized Signatory

                                            FRANKLIN FLOATING RATE TRUST,

                                            by   /s/  Chauncey Lufkin
                                               ---------------------------------
                                                 Name: Chauncey Lufkin
                                                 Title:   Vice President


                                            KZH SOLEIL-2 LLC,

                                            by   /s/  Kimberly Rowe
                                               ---------------------------------
                                                 Name: Kimberly Rowe
                                                 Title:   Authorized Agent


                                            GALAXY CLO 1999-1 LTD.,
                                            by: SAI Investment Adviser, Inc.
                                                its Collateral Manager

                                            by   /s/  Thomas G. Brandt
                                               ---------------------------------
                                                 Name: Thomas G. Brandt
                                                 Title:   Authorized Agent


                                            SANKATY ADVISORS, INC. as Collateral
                                            Manager for GREAT POINT CLO 1999-1
                                            LTD., as Term Lender,

                                            by   /s/  Diane J. Exter
                                               ---------------------------------
                                                 Name: Diane J. Exter
                                                 Title:   Managing Director
                                                          Portfolio Manager


                                            KZH CRESCENT-2 LLC,

                                            by   /s/  Kimberly Rowe
                                               ---------------------------------
                                                 Name: Kimberly Rowe
                                                 Title:   Authorized Agent

                                            CYPRESSTREE INVESTMENT MANAGEMENT
                                            COMPANY, INC.,

                                            As: Attorney-in-Fact and on behalf
                                            of first Allmerica Financial Life
                                            Insurance Company as Portfolio
                                            Manager

                                            by   /s/  Jeffrey W. Heuer
                                               ---------------------------------
                                                 Name: Jeffrey W. Heuer
                                                 Title:   Principal


                                            CYPRESSTREE SENIOR FLOATING RATE
                                            FUND,
                                            By: CypressTree Investment
                                            Management Company, Inc. as
                                            Portfolio Manager

                                            by   /s/  Jeffrey W. Heuer
                                               ---------------------------------
                                                 Name: Jeffrey W. Heuer
                                                 Title:   Principal


                                            NORTH AMERICAN SENIOR FLOATING RATE
                                            FUND,
                                            By: CypressTree Investment
                                            Management Company, Inc. as
                                            Portfolio Manager

                                            by   /s/  Jeffrey W. Heuer
                                               ---------------------------------
                                                 Name: Jeffrey W. Heuer
                                                 Title:   Principal


                                            FLEET NATIONAL BANK Formerly Known
                                            As Summit Bank,

                                            by   /s/  Claire E. Keady
                                               ---------------------------------
                                                 Name: Claire E. Keady
                                                 Title: Assistant Vice President

                                            SEQUILS I, LTD.,
                                            By: TCW Advisors, Inc. as its
                                            Collateral Manager

                                            by   /s/  Mark Gold
                                               ---------------------------------
                                                 Name: Mark Gold
                                                 Title:   Managing Director

                                            by   /s/  Jonathan Berg
                                               ---------------------------------
                                                 Name: Jonathan Berg
                                                 Title: Assistant Vice President


                                            NORTHWOODS CAPITAL, LIMITED,
                                            By: Angelo, Gordon & Co., L.P. as
                                            Collateral Manager

                                            by   /s/  John W. Fraser
                                               ---------------------------------
                                                 Name: John W. Fraser
                                                 Title:   Managing Director


                                            NORTHWOODS CAPITAL II, LIMITED,
                                            By: Angelo, Gordon & Co., L.P. as
                                            Collateral Manager

                                            by   /s/  John W. Fraser
                                               ---------------------------------
                                                 Name: John W. Fraser
                                                 Title:   Managing Director


                                            UNITED OF OMAHA LIFE INSURANCE
                                            COMPANY,

                                            by   /s/  Mark Gold
                                               ---------------------------------
                                                 Name: Mark Gold
                                                 Title:   Managing Director

                                            by   /s/  Jonathan Berg
                                               ---------------------------------
                                                 Name: Jonathan Berg
                                                 Title: Assistant Vice President

                                            SENIOR DEBT PORTFOLIO,
                                            By: Boston Management and Research
                                            as Investment Advisor

                                            by   /s/  Payson F. Swaffield
                                               ---------------------------------
                                                 Name: Payson F. Swaffield
                                                 Title:   Vice President